UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 15, 2019
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
430 Park Avenue, 8th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement Amendments - Upsize and Extend

On May 15, 2019, VICI Properties Inc. (the “Company”) through its indirect wholly owned subsidiary, VICI Properties 1 LLC (“VICI Propco”), entered into Amendment No. 2 (“Amendment No. 2”) to its Credit Agreement dated as of December 22, 2017, by and among VICI Propco, as borrower, Goldman Sachs Bank USA, as administrative agent, and the other parties thereto (as amended to date, the “Credit Agreement”), pursuant to which certain lenders agreed to provide VICI Propco with incremental revolving credit commitments and availability under the revolving credit facility in the aggregate principal amount of $600.0 million on the same terms as VICI Propco’s current revolving credit facility under the Credit Agreement (the “Revolving Credit Facility”). After giving effect to Amendment No. 2, the Credit Agreement, provided total borrowing capacity pursuant to the revolving credit commitments in the aggregate principal amount of $1.0 billion (the “Increased Revolving Credit Facility”).

On May 15, 2019, immediately after giving effect to Amendment No. 2, VICI Propco entered into Amendment No. 3 (“Amendment No. 3”, together with Amendment No. 2, the “Amendments”) to the Credit Agreement, which amended and restated the Credit Agreement in its entirety as of May 15, 2019 ( the “Amended and Restated Credit Agreement”) to, among other things, (i) refinance the Increased Revolving Credit Facility in whole with a new class of revolving commitments (the “New Revolving Credit Facility”), (ii) extend the maturity date to May 15, 2024, which represents an extension of the December 22, 2022 maturity date of the Revolving Credit Facility, (iii) provide that borrowings under the New Revolving Credit Facility will bear interest at a rate based on a leverage-based pricing grid with a range of between 1.75% to 2.00% over LIBOR, or between 0.75% and 1.00% over the base rate, in each case depending on the Company’s total net debt to adjusted total assets ratio, (iv) amend the existing springing financial covenant, which previously required VICI Propco to maintain a total net debt to adjusted asset ratio of not more than 0.75 to 1.00 if there was 30% utilization of the Revolving Credit Facility, to require that, only with respect to the New Revolving Credit Facility commencing with the first full fiscal quarter ending after the effectiveness of Amendment No. 3, VICI Propco maintain a maximum total net debt to adjusted asset ratio of not more than 0.65 to 1.00 as of the last day of any fiscal quarter (or, during any fiscal quarter in which certain permitted acquisitions were consummated and the three consecutive fiscal quarters thereafter, not more than 0.70 to 1.00), and (v) include a new financial covenant only with respect to the New Revolving Credit Facility, requiring VICI Propco to maintain, commencing with the first full fiscal quarter after the effectiveness of Amendment No. 3, an interest coverage ratio (defined as EBITDA to interest charges) of not less than 2.00 to 1.00 as of the last day of any fiscal quarter. The New Revolving Credit Facility is available to be used for working capital purposes, capital expenditures, permitted acquisitions, permitted investments, permitted restricted payments and for other lawful corporate purposes. The Amended and Restated Credit Agreement provides for capacity to add incremental loans in an aggregate amount of: (x) $1,200,000,000 to be used solely to finance certain acquisitions; plus (y) an unlimited amount, subject to VICI Propco not exceeding certain leverage ratios.

The Amended and Restated Credit Agreement contains representations, warranties and covenants by VICI Propco, as well as customary events of default and indemnification obligations, that are consistent with those set forth in the Credit Agreement (except as to the financial covenants described above). The representations, warranties and covenants contained in the Amendments (including, in each instance referred to in this paragraph, such representations, warranties and covenants contained in the Amended and Restated Credit Agreement) were made only for purposes of the Amendments and as of the specific date (or dates) set forth therein, were solely for the benefit of the parties to the Amendments and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the Amendments may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Amendments and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of VICI Propco. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Amendments, which subsequent developments may not be reflected in the Company’s public disclosure.

The terms and provisions of the term loan facility under the Amended and Restated Credit Agreement remain unchanged from that in effect prior to giving effect to the Amendments.

The foregoing description of Amendment No. 2, Amendment No. 3 and the Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, Amendment No. 3 and the Amended and Restated Credit Agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference to this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Credit Agreement by and among VICI Properties 1 LLC, Goldman Sachs Bank USA, as administrative agent, and the other loan parties thereto.
10.2	Amendment No. 3 to Credit Agreement by and among VICI Properties 1 LLC, Goldman Sachs Bank USA, as administrative agent, and the other loan parties thereto.
10.3
Amended and Restated Credit Agreement among VICI Properties 1 LLC, Goldman Sachs Bank USA, as administrative agent, and the other lenders party thereto (Exhibit A to Amendment No. 3 to Credit Agreement by and among VICI Properties 1 LLC, Goldman Sachs Bank USA, as administrative agent, and the other loan parties thereto).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: May 15, 2019	By:	/s/ DAVID A. KIESKE
David A. Kieske
Chief Financial Officer